UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     March 19, 2010

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 19, 2010, Lexicon Pharmaceuticals, Inc. (the “Company”) completed the sale of 96,521,739 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), including 8,804,348 shares of Common Stock upon exercise of the underwriters’ over-allotment option, under the Underwriting Agreement dated March 15, 2010 among the Company and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc., Cowen and Company, LLC and Thomas Weisel Partners LLC.  An affiliate of Invus, L.P. (“Invus”), the Company’s largest stockholder, purchased from the underwriters 29,021,739 of such shares.

On March 19, 2010, the Company also completed the sale of 59,296,749 shares of Common Stock under the Purchase Agreement dated March 15, 2010 between the Company and Invus and the sale of an additional 5,951,718 shares of Common Stock under a Purchase Agreement Supplement entered into on March 19, 2010 among the Company, Invus and its affiliate.  These shares were issued to Invus and its affiliate in reliance upon the exemptions from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D thereunder.  In issuing the shares of Common Stock to Invus and its affiliate, the Company relied upon the representations and warranties of Invus and its affiliate in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D.

The net proceeds to Lexicon from the public offering and concurrent private placement are approximately $181.4 million, after deducting underwriting discounts and commissions and estimated offering expenses.

The Purchase Agreement Supplement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The Company and Invus are also parties to a Securities Purchase Agreement, dated June 17, 2007 and amended October 7, 2009 and March 15, 2010, a Registration Rights Agreement, dated June 17, 2007, and amended March 15, 2010, and a Stockholders’ Agreement dated June 17, 2007.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.		Description
10.1	—	Purchase Agreement Supplement with Invus, L.P. and Invus C.V. dated March 19, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: March 19, 2010	By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President and
General Counsel

Index to Exhibits

Exhibit No.		Description
10.1	—	Purchase Agreement Supplement with Invus, L.P. and Invus C.V. dated March 19, 2010